UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
The Law Offices of
John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2013

Item #1. Reports to Stockholders.

INDEX	Perkins Discovery Fund

Annual Report to Shareholders

PERKINS DISCOVERY FUND

A series of
The World Funds Trust
A “Series” Investment Company

For the Year ended
March 31, 2013

April 29, 2013

Dear Shareholders:

The fiscal year ended March 31, 2013 was a very good year for the Perkins Discovery Fund. The Fund finished the period with a return of 18.10% versus 16.40% for the Wilshire U.S. Micro-Cap Index, 14.60% for the Russell 2000 Index, 5.69% for the NASDAQ Composite and 11.41% for the S&P 500 Index. On average, micro-cap stocks were up more during the period than larger stocks. During the quarter ended March 31, 2013 the Fund was up 13.14% versus 14.94% for the Wilshire Micro-Cap.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings. During the twelve-month period, we acquired 7 new holdings and disposed of 12. As a result, the portfolio contracted from 33 holdings to 28. We started the period with 98.8% invested in securities and ended with 96.8% invested.

Our three biggest gaining stocks for the year were Computer Task Group, Inc., Cardiovascular Systems, Inc. and Synergy Resources Corp. Computer Task Group is an IT consulting, management, and staffing company that is benefiting from the growth of electronic medical records. We bought the holding over five years ago as the company’s fundamentals were improving and the stock had been in a basing formation for several years. The stock has moved up out of that formation and we are continuing to hold it as the company continues to perform very well and the stock continues in an uptrend. Cardiovascular Systems develops and markets medical devices for the treatment of peripheral artery disease. It recently submitted a Premarket Approval application to the FDA for use of its orbital atherectomy system to treat calcified coronary arteries. Initially purchased four years ago, we continue to hold it for the company’s future prospects. Synergy Resources is a domestic oil and natural gas exploration and production company. Initially purchased over a year ago, the stock has moved up out of a base formation and is in an uptrend. We continue to hold the stock for the company’s future vertical and horizontal drilling prospects in its highly productive Wattenburg holdings and its continued expansion in other parts of the D-J Basin.

The Fund’s three biggest losers during the year were Appliance Recycling Centers of America, Inc., Synergetics USA, Inc. and EBIX, Inc. Appliance Recycling recycles appliances and also operates 19 ApplianceSmart retail stores which sell household appliances. They recycle appliances for utility companies and have a joint venture with GE through which they now recycle all of GE’s appliances in 12 states. The stock has been in a downtrend for over a year, but we continue to hold it in anticipation of further growth of their recycling joint venture(s). Synergetics is a leading supplier of precision surgical devices focusing on the disciplines of ophthalmology and neurosurgery. Declines in their base business are being offset by increases in new product sales although somewhat slower than expected. We continue to hold on future expectations. Ebix provides internet-based software applications, exchanges and related services to the insurance industry. We initially purchased this holding over seven years ago and it performed very well over time, however, it broke a long-term uptrend last fall and although it was down from the high, we sold our position with a profit of over 8.5 times our original purchase price.

The table below shows the Fund’s performance for various periods ended March 31, 2013.

Annualized Return	Perkins Discovery Fund	Wilshire US Micro-Cap Index	Russell 2000 Index	NASDAQ Composite Index	S&P 500 Index
Since 4-9-98 Inception	11.14%	7.10%	4.67%	3.98%	2.33%
Ten Year	11.32%	10.41%	10.07%	9.31%	6.35%
Five Year	7.14%	6.96%	6.71%	7.48%	3.48%
Three Year	8.89%	11.26%	11.93%	10.86%	10.30%
One Year	18.10%	16.40%	14.60%	5.69%	11.41%

The Fund turned 15 years old as of April 9, 2013 so we will soon have 15-year performance numbers to report, which we feel will be very positive.

Please note that performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-8361. The fund imposes a 1.00% redemption fee on shares held less than 45 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

After a market bottom in March of 2009, the market has been in a cyclical uptrend, interrupted by corrections in 2010 and 2011. Since then the market has been generally up and climbing a wall of worry. Now with the “fiscal cliff” and the sequester behind us, we believe investors will begin to focus on finding attractive values in the market that have been ignored in favor of large-cap dividend payers which will benefit micro-caps.

We cannot control the action of the market; however, we will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change. And, of course, we continue to monitor our holdings. Some of these will reach levels where they will be sold, even though they may continue to be good companies. Others will not work out in the way we anticipated and will be candidates to be sold. Both will be replaced with new ideas, as part of an ongoing process. We believe the Discovery Fund is well positioned in micro-cap growth stocks that hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Executive Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Wilshire U.S. Micro-Cap Index represents a float adjusted, market capitalization-weighted portfolio of all stocks below the 2,500th rank by market capitalization in the Wilshire 5000 at March 31 and September 30 of each year. One cannot invest directly in an index. Please refer to the schedule of investments for more information regarding fund holdings. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

The Fund is distributed by First Dominion Capital Corp. (05/13)

COMPARISON OF $10,000 INVESTMENT IN
THE PERKINS DISCOVERY FUND VS. S&P 500®, NASDAQ COMPOSITE, RUSSELL 2000® AND
WILSHIRE US MICRO CAP INDICES

	Total Return	Average Annual Return

	One Year	Five Years	Ten Years	Since Inception
	Ended	Ended	Ended	4/9/1998 to
	3/31/2013	3/31/2013	3/31/2013	3/31/2013

Perkins Discovery Fund	18.10%	7.14%	11.32%	11.14%
S&P 500®	11.41%	3.48%	6.35%	2.33%
NASDAQ Composite	5.69%	7.48%	9.31%	3.98%
Russell 2000®	14.60%	6.71%	10.07%	4.67%
Wilshire US Micro Cap	16.40%	6.96%	10.41%	7.10%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000® Index consists fo the smallest 2,200 companies an a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of theNational Maket System, which includes over 5,000 traded only over-the counter and not aon an exchange. The Wilshare US Micro Cap Index is a float-adjusted, market capitalization-weighted index of the issues ranked below 2,500 by market capitlaization of the Wilshire 5000 total Market Index.

THE PERKINS DISCOVERY FUND
SCHEDULE OF INVESTMENTS
March 31, 2013

Number		% of
of		Net	Fair
Shares	Security Description	Assets	Value

	COMMON STOCKS	97.33%

	AMBULATORY HEALTH CARE SERVICES	3.84%
15,000	U.S. Physical Therapy, Inc.*		$402,750

	AMUSEMENT, GAMING & ENTERTAINMENT	1.11%
40,000	Lakes Entertainment, Inc.		116,000

	CHEMICAL MANUFACTURING	9.76%
70,000	Cardiome Pharma Corp.		25,137
35,000	Cardiovascular Systems, Inc.		716,800
150,000	Dyadic International, Inc.		259,500
50,000	Oculus Innovative Sciences, Inc.		22,000

			1,023,437

	COMPUTERS & ELECTRONIC MANUFACTURING	3.74%
40,000	EDAP TMS S.A. - ADR		166,800
65,000	Synergetics USA, Inc.		225,550

			392,350

	COMPUTER PROGRAMMING	14.62%
85,000	Augme Technologies, Inc.		36,295
70,000	Computer Task Group, Inc.*		1,497,300

			1,533,595

	COMPUTER SYSTEMS DESIGN & SERVICES	11.06%
35,000	Datalink Corp.		422,800
30,000	NetScout Systems, Inc.		737,100

			1,159,900

	ELECTRICAL EQUIPMENT	5.72%
40,000	Coleman Cable, Inc.*		600,000

	FOOD MANUFACTURING	5.56%
75,000	Inventure Foods, Inc.		583,500

	HEALTH CARE MANUFACURING	6.00%
25,000	Atricure, Inc.		198,000
145,000	Echo Therapeutics Inc.		114,550
125,000	Uroplasty, Inc.		317,500

			630,050

	HEALTH CARE SERVICES	1.32%
35,000	NeoGenomics, Inc.		138,600

	MANAGEMENT CONSULTING	1.95%
100,000	Insignia Systems, Inc.		205,000

	NEWSPAPER, PERIODICAL, BOOK, AND DIRECTORY PUBLISHING	2.29%
20,000	The E.W. Scripps Co.		240,600

	OIL & GAS SERVICES	5.56%
85,000	Synergy Resources Corp.		583,100

THE PERKINS DISCOVERY FUND
SCHEDULE OF INVESTMENTS
March 31, 2013

Number		% of
of		Net	Fair
Shares	Security Description	Assets	Value

	PRINTING SERVICES	5.05%
35,000	InnerWorkings, Inc.		$529,900

	RETAILERS	3.89%
90,000	Appliance Recycling Centers of America, Inc.		120,600
30,000	TravelCenters of America LLC		287,700

			408,300

	SOFTWARE SERVICES	11.67%
50,000	Actuate Corp.		300,000
20,000	ePlus, Inc.*		924,200

			1,224,200

	TELECOMMUNICATIONS	1.98%
85,000	Multiband Corp.		208,250

	WATER & SEWAGE SYSEMS	2.21%
10,000	Aegion Corp.		231,500

	TOTAL COMMON STOCKS
	(Cost: $7,249,289)	97.33%	10,211,032

	SHORT TERM INVESTMENT	3.22%
337,562	Fidelity Prime Fund #690 Money Market Fund 0.00%**		337,562

	(Cost: $337,562)
	TOTAL INVESTMENTS:
	(Cost: $7,586,851	100.55%	10,548,594
	Liabilities net of other assets	-0.55%	(57,231)

	NET ASSETS	100.00%	$10,491,363

*Non-income producing (security considered income producing if at least one dividend has been paid during the last year preceding the date of the Fund’s related statement of assets and liabilities).

** Effective 7-day yield as of March 31, 2013.

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements.

THE PERKINS DISCOVERY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

ASSETS
Investments at fair value (identified cost of $7,586,851) (Note 1)	$10,548,594
Cash	1,500
Dividends and interest receivable	4,315
Receivable from investment manager	19,716
Prepaid expenses	15,500

TOTAL ASSETS	10,589,625

LIABILITIES
Payable for capital stock purchased	68,837
Accrued 12b-1 fees	5,689
Accrued custody fees	570
Accrued administration, transfer agent and accounting fees	4,424
Accrued professional fees	18,742

TOTAL LIABILITIES	98,262

NET ASSETS	$10,491,363

Net Assets Consist of:
Paid-in-capital applicable to 347,089 no par value shares of beneficial interest outstanding	$10,320,524
Accumulated net realized gain (loss) on investments	(2,790,904)
Net unrealized appreciation (depreciation) of investments	2,961,743

Net Assets	$10,491,363

NET ASSET VALUE PER SHARE
($10,491,363 / 347,089 shares outstanding)	$30.23

See Notes to Financial Statements

THE PERKINS DISCOVERY FUND
STATEMENT OF OPERATIONS
March 31, 2013

INVESTMENT INCOME
Dividend	$75,600
Interest	479

Total investment income	76,079

EXPENSES
Investment management fees (Note 2)	108,405
12b-1 fees (Note 2)	27,101
Recordkeeping and administrative services (Note 2)	33,381
Accounting fees (Note 2)	24,923
Custody fees	4,092
Transfer agent fees (Note 2)	34,482
Professional fees	40,386
Filing and registration fees (Note 2)	20,000
Trustee fees	5,612
Compliance fees	7,884
Shareholder servicing and reports	19,411
Insurance	1,048
Other	17,510

Total Expenses	344,235
Management fee waivers and reimbursed expenses (Note 2)	(127,426)

Net Expenses	216,809

Net investment income (loss)	(140,730)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,595,887
Net increase (decrease) in unrealized appreciation (depreciation) of investments	208,906

Net realized and unrealized gain (loss) on investments	1,804,793

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,664,063

See Notes to Financial Statements

THE PERKINS DISCOVERY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	March 31, 2013	March 31, 2012

Increase (decrease) in Net Assets

OPERATIONS
Net investment income (loss)	$(140,730)	$187,833
Net realized gain (loss) on investments	1,595,887	(60,569)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	208,906	(2,985,947)

Increase (decrease) in net assets from operations	1,664,063	(2,858,683)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(146,067)	(41,768)

Decrease in net assets from distributions	(146,067)	(41,768)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	213,896	1,085,088
Distributions reinvested	141,313	39,799
Shares redeemed(1)	(3,654,032)	(7,538,147)

Increase (decrease) in net assets from capital stock transactions	(3,298,823)	(6,413,260)

NET ASSETS
Increase (decrease) during year	(1,780,827)	(9,313,711)
Beginning of year	12,272,190	21,585,901

End of year (including undistributed net investment income (loss) of $ - and $146,065, respectively.)	$10,491,363	$12,272,190

(1) Reflects redemption fees of $ - and $3,386, respectively.

See Notes to Financial Statements

THE PERKINS DISCOVERY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Year Ended March 31,

	2013	2012	2011		2010		2009

Net asset value, beginning of year	$25.99	$30.45	$23.85		$13.22		$22.15

Investment activities
Net investment income (loss)(1)	(0.34)	0.39	(0.39)		(0.33)		(0.31)
Net realized and unrealized gain (loss) on investments	4.98	(4.78)	6.97		10.94		(8.44)

Total from investment activities	4.64	(4.39)	6.58		10.61		(8.75)

Distributions
Net investment income	(0.40)	(0.08)	-		-		-
Net realized gain	-	-	-		-		(0.18)

Total distributions	(0.40)	(0.08)	-		-		(0.18)

Paid-in capital from redemption fees	-	0.01	0.02		0.02		-

Net asset value, end of year	$30.23	$25.99	$30.45		$23.85		$13.22

Total Return	18.10%	(14.37% )	27.67%		80.41%		(39.40% )
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	3.18%	2.48%	2.29%		2.88%		2.92%
Expenses, net of waiver	2.00%	2.00%	2.00%		2.00%		2.00%
Net investment income (loss)	(1.30% )	1.22%	(1.52%	)	(1.79%	)	(1.48% )
Portfolio turnover rate	12.97%	14.00%	22.00%		39.00%		60.00%
Net assets, end of year (000’s)	$10,491	$12,272	$21,586		$14,100		$6,800

(1) Per share amounts calculated using the average share method.

(2) Less than $0.01 per share.

See Notes to Financial Statements

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

The Perkins Discovery Fund* (the “Fund”) is a series of The World Funds Trust (“WFT”) which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. WFT was organized as a Delaware statutory trust on April 9, 2007. The Fund was established on April 9, 1998 as a series of Professionally Managed Portfolios (“PMP”). On October 26, 2012, the Fund reorganized as a separate series of WFT.

The Fund’s objective is to seek long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the net asset value (“NAV”) per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Observable
	Prices	Inputs	Inputs	Total
Common Stocks	$10,211,032	$-	$-	$10,211,032
Money Market	337,562	-	-	337,562

	$10,548,594	$-	$-	$10,548,594

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and industry.

There were no Level 3 investments held during the year. During the year, there were no transfers between Levels 1 and 2.

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has reviewed the Fund’s tax positions for each of the open tax years (2010-2012) or expected to be taken in the Fund’s 2013 tax returns and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended March 31, 2013, such reclassifications decreased paid-in capital and accumulated net investment loss by $140,732.

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2-INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Perkins Capital Management, Inc. (“Perkins”) provides investment services for an annual fee of 1.00% of average daily net assets of the Fund. For the year ended March 31, 2013, Perkins earned $108,405 and waived $100,819 in investment management fees and reimbursed the Fund $26,607.

Perkins has contractually agreed to waive its fees and reimburse the Fund for expenses in order to limit operating expenses to 2.00% of daily average net assets of the Fund. Fund operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”).

Perkins may be entitled to reimbursement of fees waived or expenses paid on behalf of the fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to Perkins with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of March 31, 2013 was $253,362 and expires as follows:

2014	$52,537
2015	73,399
2016	127,426

$253,362

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, served as the Fund’s Administrator and provided various administrative and accounting services for the Fund for the period April 1, 2012 to October 26, 2012. For such administrative and accounting services, USBFS received $20,405 for the period April 1, 2012 to October 26, 2012. USBFS served as the Fund’s fund accountant and pricing agent and received $14,110 for its services for the period April 1, 2012 to October 26, 2012. UBFS also served as the Fund’s transfer agent, dividend disbursing agent and registrar and received $26,700 for its services for the period April 1, 2012 to October 26, 2012. The officers of PMP were employees of the Administrator and received $2,462 as compensation for their services for the period April 1, 2012 to October 26, 2012. The Chief Compliance Officer for PMP was also an employee of the Administrator and received $4,372 in compensation for the period April 1, 2012 to October 26, 2012. Quasar Distributors, LLC acted as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares for the period

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

April 1, 2012 to October 26, 2012 and is an affiliate of USBFS.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the Advisor as Distribution Coordinator of the Fund. The Plan provides that the Fund may pay a fee to the Advisor at an annual rate of up to 0.25% of average daily net assets of the Fund in consideration for distribution related services. For the year ended March 31, 2013, there was $27,101 in 12b-1 expenses incurred.

Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder services, recordkeeping, administrative and blue sky filing services. For such administrative services, CSS earned $12,976 in administrative fees for the period October 27, 2012 to March 31, 2013. Additionally, of the $9,760 of filing and registration fees expense incurred for the October 27, 2012 to March 31, 2013, CSS received $1,256 for hourly services provided to the Fund.

First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. For the period October 27, 2012 to March 31, 2013, FDCC received no commissions or underwriting fees.

Commonwealth Fund Services, Inc. (“CFSI”) is the Fund’s Transfer and Dividend Disbursing Agent. CFSI earned for its services, $7,782 for the period October 27, 2012 to March 31, 2013.

Commonwealth Fund Accounting (“CFA”) is the Fund’s Accounting agent. For its services, CFA earned $10,813 for the period October 27, 2012 to March 31, 2013.

Certain officers and/or an interested director of the Fund are also officers and/or director of FDCC, CSS, CFA and CFSI.

NOTE 3-INVESTMENTS

The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended March 31, 2013, aggregated $1,356,230 and $4,978,850, respectively.

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

The tax character of distributions paid during the year ended March 31, 2013 and the year ended March 31, 2012, respectively, was as follows:

	Year ended	Year ended
	March 31, 2013	March 31, 2012
Distributions paid from Ordinary income	$ 146,067	$ 41,768

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain (loss) on investments	$(2,790,904)
Net unrealized appreciation (depreciation) of investments	2,961,743

$170,839

Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and or long-term losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of March 31, 2013, the Fund has a capital loss carryforward of $2,790,904 available to offset future capital gains. This loss carryforward expires as follows:

2017	$592,852
2018	2,198,052

$2,790,904

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

As of March 31, 2013, the cost for Federal income tax purpose was $7,586,851.

Net unrealized appreciation consists of:

Gross unrealized appreciation	$4,912,503
Gross unrealized depreciation	(1,950,760)

Net unrealized appreciation	$2,961,743

NOTE 5-CAPITAL STOCK TRANSACTIONS

Capital stock transactions were:

	Year ended		Year ended
	March 31, 2013		March 31, 2012
Shares sold	7,961	$213,896	39,005	$1,085,088
Shares reinvested	5,367	141,313	1,696	39,799
Shares redeemed	(138,346)	(3,654,032)	(277,401)	(7,538,147)

Net increase (decrease)	(125,018)	$(3,298,823)	(236,700)	$(6,413,260)

NOTE 6 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7– SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Perkins Discovery Fund and the
Board of Trustees of The World Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Perkins Discovery Fund, a series of shares of The World Funds Trust (The “Fund”), as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Perkins Discovery Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 24, 2013

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

Information pertaining to the trustees and officers of the Fund is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Trust, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling toll-free (800) 673-0550.

Name, Address and Year Born	Position(s) Held with the Trust and Tenure	Number of Funds in Trust Overseen	Principal Occupation(s) During the Past Five (5) Years	Other Directorships by Trustee or Officer and Number of Funds in the Complex Overseen
Interested Trustees:
* John Pasco III 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1945)	Interested Trustee, Chairman, President, since June, 2010	2	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust’s Administrator, since 1985; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust’s Transfer and Disbursing Agent, since 1987; President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), the Trust’s pricing agent.	The World Funds, Inc. – 4 Funds; American Growth Fund, Inc. – 2 Funds.

Non-Interested Trustees:
Anthony J. Hertl 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1950)	Independent Trustee, since June, 2010	2	Consultant to small and emerging businesses since 2000.	Northern Lights Fund Trust – 96 Funds; Northern Lights Variable Trust – 94 Funds; AdviserOne Funds – 11 Funds; Satuit Capital Management Trust – 3 Funds; The Ladenburg Thalmann Alternative Strategies Fund – 1 Fund.
David J. Urban 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1955)	Independent Trustee, since June, 2010	2	Virginia Commonwealth University-Professor of Education since 1989.	None
Mary Lou H. Ivey 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1958)	Independent Trustee, since June, 2010	2	Accountant, Harris, Hardy & Johnstone, P.C., Certified Public Accountants, since 2008; Accountant, Wildes, Stevens & Brackens & Co., Certified Public Accountants, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., Certified Public Accountants, from 1997 to 2007.	None

Officers:
Karen M. Shupe 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1964)	Treasurer, since June, 2008	NA	Executive Vice President of Commonwealth Shareholder Services, since 2003.	None
Lauren Jones 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1982)	Secretary, since December , 2009	NA	Relationship Manager, Commonwealth Shareholder Services, Inc. since 2006.	None
David D. Jones, Esq. 422 Fleming Street Suite 7 Key West, Florida 33040 (1957)	Chief Compliance Officer since June, 2008	NA	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	None

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended December 31 available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting of the Board of Trustees of the Trust (the “Board”) held on July 20, 2012, the Board, including the trustees who are not “Interested Persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), approved an investment advisory agreement (“Advisory Agreement”) between the Trust, on behalf of the Perkins Discovery Fund (the “ Fund”), and Perkins Capital Management, Inc. (“the Advisor”), for its initial term.

Legal Counsel reviewed with the Board a memorandum from Counsel dated July 20, 2012, and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in approving the Advisory Agreement. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Advisor’s practices regarding possible conflicts of interest. The Board reflected on its discussions with representatives of the Advisor earlier in the meeting regarding the Advisory Agreement and the way the Fund was to be managed. The Board requested and was provided with information and reports

SUPPLEMENTAL INFORMATION
(unaudited) (continued)

relevant to the consideration of the Advisory Agreement, including: a copy of the Advisor’s financial statements; a copy of the Advisor’s Form ADV; a fee comparison analysis for the Fund and comparable mutual funds; and the Advisory Agreement and Expense Limitation Agreement proposed for the Fund. In conjunction with the Trustees’ consideration of the Advisor’s compliance program, the Trustees expressed the view that they were satisfied with the compliance program, but they asked the Trust’s CCO to conduct a full risk assessment of the program and report back to the Board at a future date. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.relevant to the consideration of the Advisory Agreement, including: a copy of the Advisor’s financial statements; a copy of the Advisor’s Form ADV; a fee comparison analysis for the Fund and comparable mutual funds; and the Advisory Agreement and Expense Limitation Agreement proposed for the Fund. In conjunction with the Trustees’ consideration of the Advisor’s compliance program, the Trustees expressed the view that they were satisfied with the compliance program, but they asked the Trust’s CCO to conduct a full risk assessment of the program and report back to the Board at a future date. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the agreements, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Advisor.

In this regard, the Board considered the responsibilities the Advisor would have under the Advisory Agreement. The Board reviewed the services to be provided by the Advisor to the Fund including, without limitation: the Advisor’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers, and the anticipated efforts to promote the Fund, grow its assets, and assist in the distribution of Fund shares. The Board considered: the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; and the Advisor’s compliance program, policies, and procedures. After reviewing the foregoing and further information from the Advisor (e.g., the Advisor’s compliance programs and Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Advisor were satisfactory and adequate for the Fund.

Investment Performance of the Fund and the Advisor.

The Board noted that while the Fund had not commenced operations and thus did not have investment performance information to review

SUPPLEMENTAL INFORMATION
(unaudited) (continued)

that the Board could consider the investment performance of the Advisor in regards to the predecessor fund and its composite performance. The Board observed that, relative to its peer group and applicable indices, the predecessor fund, in the short (year-to-date and 1-year period) and medium (5-year) terms, performed well below its peers; however, the Board noted that in the longer term (10-year and since inception periods), the performance was generally better (and ranked in the top quartile). The Board discussed the performance of the predecessor with the Advisor, including the short term underperformance. The Board also discussed the performance of the Advisor with respect to separate accounts that it managed in a style similar to the manner in which the predecessor fund is managed and the Fund would be managed – the Board observed that these separate accounts were generally not sufficiently similar so as to provide for an appropriate comparison. In light of the foregoing, and other information that the Board was provided to consider related to the investment performance of the Fund and the Advisor, the Board concluded that the investment performance of the Advisor and the Fund (as reflected by the prior performance of the predecessor fund) was reasonable.

The costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund.

In this regard, the Board considered: the financial condition of the Advisor and the level of commitment to the Fund and the Advisor by the principals of the Advisor; the projected asset levels of the Fund; the Advisor’s payment of startup costs for the Fund, including the Advisor’s agreement to pay for the costs of the reorganization of the predecessor fund into the Trust; the overall anticipated expenses of the Fund, including the expected nature and frequency of advisory fee payments; and an analysis of the Advisor’s profitability in running the predecessor fund to the Fund. The Board also considered potential benefits for the Advisor in managing the Fund. The Board compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the anticipated size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that while the contractual management rate was not the highest amongst its peers, it was among the higher within its peer group; nonetheless, the Board determined that the Fund’s overall anticipated expense ratio, in light of the contractual Expense Limitation Agreement, was generally comparable to those of similar funds, and under the Expense Limitation Agreement the Advisor would waive part of its fee (and reimburse expenses) until assets of the Fund grow. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were reasonable.

SUPPLEMENTAL INFORMATION
(unaudited) (continued)

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Fund’s fee arrangements with the Advisor. The Board noted that the management fee would stay the same as asset levels increased, although it also noted that the shareholders of the Fund would benefit from the Expense Limitation Agreement until the Fund’s expenses fell below the expense cap. The Board also noted that the Fund would benefit from economies of scale under its agreements with service providers other than the Advisor. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements with the Advisor were reasonable and reasonable in relation to the nature and quality of the services to be provided by the Advisor.

Possible conflicts of interest.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; the substance and administration of the Advisor’s code of ethics and other relevant policies described in the Advisor’s Form ADV. Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After consideration of this information and such other items as the Independent Trustees deemed appropriate, the Board concluded that the Advisory Agreement contained the terms, including the provision for fees that were reasonable to the Fund. The Board, including a majority of the Independent Trustees, approved the Advisory Agreement for an initial term of two years.

THE PERKINS
FUND	EXPENSES	(unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2012 and held for the six months ended March 31, 2013.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period* October 1, 2012 through March 31, 2013
Actual	$1,000	$1,131.80	$10.69
Hypothetical (5% return before expenses)	$1,000	$1,015.04	$10.10

* Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value for the period, multiplied by 183 days in the most recent fiscal half year divided by 365 days in the current year.

Investment Advisor:

Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391-17694

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Tait, Weller & Baker LLP 1818
Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent:

For more account information, wire purchase or redemptions, call or write to Perkins Discovery Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

Legal Counsel:

The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group TM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

More Information:

For 24 hours, 7 days a week price information, and for information on any series of
The World Funds Trust investment plans, and other shareholder services, call
Commonwealth Shareholder Service at (800) 673-0550 Toll Free.

ITEM 2.                    CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3.                    AUDIT COMMITTEE FINANCIAL EXPERT

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Anthony J. Hertl) are “independent,” as defined by this Item 3.

ITEM 4.                    PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,500 for 2013 and $17,500 for 2012.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2012.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2013 and $2,500 for 2012.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2013 and $0 for 2012.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Union Street Partners Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	100%

(d)	NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2012.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.                    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                    SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.                    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                    EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: June 7, 2013

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Chief Financial Officer
(principal financial officer)

Date: June 7, 2013

* Print the name and title of each signing officer under his or her signature.